SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

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☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Under §240.14a-12

MICRON SOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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To the Stockholders of Micron Solutions, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Micron Solutions, Inc., on Thursday, May 24, 2018.  The Annual Meeting will begin at 10:00 a.m. local time at the Micron Solutions, Inc. corporate headquarters, 25 Sawyer Passway, Fitchburg, Massachusetts.

We are pleased to again be using the U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials over the Internet.  As a result, we are mailing our stockholders a Notice of Internet Availability ("Notice") instead of paper copies of our Proxy Statement and 2017 Annual Report on Form 10-K.  The Notice contains instructions on how to access these documents via the Internet.  The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2017 Annual Report on Form 10-K and a proxy card.  Stockholders who request paper copies of proxy materials will receive them by mail.  This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign a proxy card and return it as promptly as possible, whether or not you plan to attend in person.  If you are a stockholder of record and do attend the annual meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of and interest in Micron Solutions, Inc.

We look forward to seeing you in Fitchburg, Massachusetts on May 24, 2018.

Very truly yours,

By: /s/ Jason R. Chambers

Jason R. Chambers

Chairman of the Board

April 13, 2018

MICRON SOLUTIONS, INC.

25 Sawyer Passway

Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, May 24, 2018

TO THE STOCKHOLDERS OF MICRON SOLUTIONS, INC.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of Micron Solutions, Inc., a Delaware corporation (the “Company”), will be held at the Micron Solutions, Inc. corporate headquarters, 25 Sawyer Passway, Fitchburg, Massachusetts, on Thursday, May 24, 2018, at 10:00 a.m., local time, for the following purposes, as described in our Proxy Statement:

1.	To re-elect three Class II directors to hold office for three years until the 2021 annual meeting and until their successors are duly elected and qualified.
2.	To approve the non-binding advisory vote on executive compensation ("say-on-pay").
3.	To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.
4.

To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

5.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.  Only stockholders of record of the Company at the close of business on April 2, 2018 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder during ordinary business hours at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder present at the Annual Meeting.

If you are a holder of record and plan to attend the Annual Meeting in person, please bring photo identification. If your shares are held in the name of a broker, bank or other nominee, please bring with you photo identification and a letter from the broker or other nominee confirming your ownership as of the record date. If you wish to vote your shares at the meeting, the broker, bank or other nominee must provide you with a proxy or power of attorney.

Your vote is important.  Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.  Please vote as soon as possible.  Also, the Company has elected to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you and other stockholders on the Internet.

By Order of the Board of Directors,
MICRON SOLUTIONS, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary

Fitchburg, Massachusetts

April 13, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 24, 2018, THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.CSTPROXY.COM/MICRONSOLUTIONSINC/2018.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me with this proxy statement?
Why are you making these materials available over the Internet rather than mailing them?
How can I have printed copies of the proxy materials mailed to me?
What proposals will be addressed at the Annual Meeting?
Who may vote on these proposals?
How many votes do I have?
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
How does the Board recommend that I vote?
What is the quorum requirement?
Why would the annual meeting be adjourned?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
How are votes counted?
Are there any dissenters’ rights of appraisal?
Who bears the cost of soliciting proxies?
Where are the Company’s principal executive offices?
How can I obtain additional information about the Company?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

CORPORATE GOVERNANCE

REPORT OF THE AUDIT COMMITTEE

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AUDIT FEES SUMMARY

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1 - ELECTION OF DIRECTORS
PROPOSAL 2 - APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 4 - AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

ADDITIONAL INFORMATION
APPENDIX I : Form of Proxy Card

MICRON SOLUTIONS, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held May 24, 2018

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU FURNISH ME WITH THIS PROXY STATEMENT?

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Micron Solutions, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of the Company’s stockholders to be held at the Micron Solutions, Inc. corporate headquarters, 25 Sawyer Passway, Fitchburg, Massachusetts on Thursday, May 24, 2018 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply access your proxy card and vote on the Internet.

WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?

Under the "Notice and Access Rule" that the Securities and Exchange Commission (the "SEC") has adopted, we are again this year furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder.  This will help us conserve natural resources and it will save postage, printing and processing costs.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one.  Instead, the Notice of Internet Availability will instruct you on how to (1) access and review the Company's proxy materials on the Internet and (2) access your proxy card to vote on the Internet.  We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about April 13, 2018.

The Proxy Materials are available at www.CSTPROXY.COM/MICRONSOLUTIONSINC/2018. Enter the 12-digit control number located on the Notice of Internet Availability, proxy card or voter instruction form.

HOW CAN I HAVE PRINTED COPIES OF THE PROXY MATERIALS MAILED TO ME?

Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability of Proxy Materials.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

The following proposals will be addressed at the Annual Meeting:

1.	The re-election of three Class II directors to serve for three years, as identified below;
2.	To approve the non-binding advisory vote on executive compensation ("say-on-pay");
3.	The ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm;
4.	The authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has taken affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each proposal.

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of the Company’s voting stock at the close of business on April 2, 2018 (the “Record Date”) are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 2,844,935 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting.  As the stockholder of record you have the right to direct the voting of your shares via the Internet, to return a proxy card to us or to vote in person at the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please vote via the Internet or complete, date and sign a proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name.” Your broker or nominee is considered the stockholder of record for purposes of voting at the Annual Meeting.   As the beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares by using any voting instruction card supplied by them or by following their instructions for voting by telephone, online, or in person.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that stockholders vote "FOR" each of the three Class II nominees for director, "FOR" the non-binding advisory proposal regarding the Company's executive compensation, "FOR" the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm, and "FOR" the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

WHAT IS THE QUORUM REQUIREMENT?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the Annual Meeting or by proxy.  On the Record Date, there were 2,844,935 shares outstanding and entitled to vote.  Thus, 1,422,468 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.  If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

WHY WOULD THE ANNUAL MEETING BE ADJOURNED?

The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals.

For purposes of determining whether the stockholders have approved matters other than the election of directors and the advisory vote on executive compensation, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

If you hold shares directly as the stockholder of record, you may direct how your shares are voted without attending the Annual Meeting. Such stockholders may deliver their proxies either:

1.	Electronically over the Internet as outlined in the Notice of Internet Availability; or
2.	By requesting, completing and submitting a properly signed paper proxy card as outlined in the Notice of Internet Availability; or
3.

If you are a beneficial owner of shares held in street name, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person as described elsewhere herein.  If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR each of the three Class II directors identified below;
2.	FOR the non-binding advisory proposal regarding the Company's executive compensation ("say-on-pay");
3.	FOR the ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm; and
4.	FOR the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement was finalized, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you are a stockholder of record (i.e., you own the shares directly in your name) and plan to attend the Annual Meeting, you may attend and vote in person on May 24, 2018, or at a later date if the meeting is adjourned or postponed to a later date, as long as you present valid proof of identification at the meeting. We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, in addition to identification, you must bring proof of beneficial ownership in order to attend the meeting, which generally can be obtained from the record holder. In that event, you must also obtain a proxy or a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares at the meeting.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date;
2.

You may notify the Company in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy; or

3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:  Election of Directors.

The election of directors shall be determined by a plurality of the votes cast by the stockholders. Therefore, a nominee who receives a plurality means he has received the highest number of votes “for” his election than any other nominee for the same director's seat will be elected.

Proposal 2: Non-binding Advisory Vote on Executive Compensation.

The approval of Proposal 2, the advisory vote on executive compensation, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 3: Ratification of independent registered public accounting firm.

The approval of Proposal 3, the ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 4:  Adjournment of the Annual Meeting.

The approval of Proposal 4, the adjournment of the Annual Meeting, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

HOW ARE VOTES COUNTED?

Proposal 1:  You may either vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for the Board of Directors. Shares present at the meeting or represented by proxy where the shareholder properly withholds authority to vote for such nominee and broker non-votes will not be counted toward such nominee's achievement of a plurality.

Proposal 2:  You may vote “FOR,” “AGAINST” or “ABSTAIN” on the non-binding, advisory vote on the compensation of our named executive officers. If you abstain from voting on the non-binding, advisory vote on the compensation of our named executive officers, your vote will have the same effect as a vote against the proposal.  Broker non-votes will have no effect on the vote for this proposal.

Proposal 3:  You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of Wolf & Company, P.C. If you abstain from voting on the proposal to ratify Wolf & Company, P.C., your vote will have the same effect as a vote against the proposal.  Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the vote for this proposal.

Proposal 4:  You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to authorize adjournment of the Annual Meeting.  If you abstain from voting on the proposal to authorize adjournment of the Annual Meeting, your vote will have the effect of a vote against the proposal.  Broker non-votes will have no effect on the vote for this proposal.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation or the By-laws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?

The Company’s principal executive offices are located at 25 Sawyer Passway, Fitchburg, Massachusetts and the Company's telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, has been made available on the Internet to all stockholders entitled to vote at the Annual Meeting and who received the Notice of Internet Availability.  It is also posted on the Company’s corporate website at www.micronsolutionsinc.com. Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee.  All written requests should be directed to Micron Solutions, Inc., Attn: Secretary of the Company, 25 Sawyer Passway, Fitchburg, Massachusetts 01420.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that the Company file reports, proxy statements and other information with the SEC.  The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov.  In addition, the Company's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm.  You may obtain information about the operation of the public reference room by calling the SEC at 1-202-551-8090.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of our Common Stock

The following table shows, to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)		Percent of Class(1)
REF Securities & Co.	349,105	(2)	12.2%
Rodd Friedman
12 South Main Street, Suite 203
Norwalk, CT 06854
Chambers Medical Foundation	296,268	(3)	10.4%
Edwin K. Hunter, Trustee
1807 Lake Street
Lake Charles, LA 70601
Andrei Soran	169,168	(4)	5.9%
MLPF&S Cust FPO Andrei Soran IRA FBO Andrei Soran
The Andrei Soran Trust, Andrei Soran Trustee, Ilana Soran, Trustee, 11/15/2013
27 Lothrop Street
Newton, MA 02460

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options and warrants to purchase common stock that are held by that person, and which are exercisable within 60 days, have been exercised.

(2)

Based on information in a Schedule 13D filed on November 4, 2016, REF Securities & Co. (“REF Securities”) has sole voting and dispositive power over 319,005 shares of common stock including 20,000 warrants to purchase common stock.  Rodd E. Friedman, the managing partner and majority owner of REF Securities, has sole voting and dispositive power over 349,105 shares of common stock including the 319,005 shares and the 20,000 warrants held in the name of REF Securities.

(3)

Based on information included in a Schedule 13D/A filed with the SEC on September 21, 2011, by the Chambers Medical Foundation (“Foundation”), such Trustee has sole voting and dispositive power with respect to 276,268 shares of common stock.  In addition, in October 2014, the Foundation exercised warrants to purchase 20,000 shares of the Company’s common stock held by it.

(4)

Of the 169,168 shares,  68,100 shares are held by MLPFS Cust FBO Andrei Soran IRA, a self-directed IRA and 101,068 shares are held in The Andrei Soran Trust, Andrei Soran Trustee, Ilana Soran, Trustee, November 15, 2013.  Mr. Soran holds sole voting and dispositive powers to all 169,168 shares.

Security Ownership of Directors and Executive Officers

The following table shows the securities owned by each director and director nominee, the Named Executive Officers as defined below, and by all of the current executive officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)		Percent of Class(1)
Rodd E. Friedman	349,105	(2)	12.21%
Andrei Soran	169,168	(3)	5.96%
Jason R. Chambers	136,056	(4)	4.75%
Paul F. Walter, M.D.	104,571	(4)	3.65%
Salvatore Emma, Jr.	69,343	(5)	2.41%
Derek T. Welch	20,810	(6)	*%
Robert A. Mello	14,580	(7)	*%
Marco F. Benedetti	11,711	(7)	*%
All Executive Officers and Directors as a Group (8 Persons)	875,344	(8)	29.36%

*Less than 1%

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options and warrants to purchase common stock that are held by that person, and which are exercisable within 60 days, have been exercised.  The address of all persons listed above is c/o Micron Solutions, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

(2)

Based on information in a Schedule 13D filed on November 4, 2016, REF Securities & Co. (“REF Securities”) has sole voting and dispositive power over 319,005 shares of common stock including 20,000 warrants to purchase common stock.  Rodd Friedman, the managing partner and majority owner of REF Securities, has sole voting and dispositive power over 349,105 shares of common stock including the 319,005 shares and the 20,000 warrants held in the name of REF Securities.

(3)

Of the 169,168 shares, 68,100 shares are held by MLPFS Cust FBO Andrei Soran IRA, a self-directed IRA and 101,068 shares are held in The Andrei Soran Trust, Andrei Soran Trustee, Ilana Soran, Trustee, November 15, 2013.  Mr. Soran holds sole voting and dispositive powers to all 169,168 shares.

(4)	Includes 25,000 shares issuable upon exercise of options.
(5)	Includes 43,333 shares issuable upon exercise of options.
(6)	Includes 19,000 shares issuable upon exercise of options.
(7)	Includes 5,000 shares issuable upon exercise of options.
(8)

Includes 142,333 shares of the Company's common stock that executive officers and directors have the right to acquire upon exercise of stock options and warrants that are currently exercisable or exercisable within 60 days.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information, as of December 31, 2017, with respect to our equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	205,500	$6.04	282,000	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	205,500	$6.04	282,000	(1)

(1)	2010 Equity Incentive Plan approved by stockholders at the 2010 annual meeting.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of any publicly traded class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the New York Stock Exchange.  Officers, directors, and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the executive officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2017 except that each of Messrs. Chambers, Walter and Marinos had two Form 4 filings that were filed tardy, each with respect to one transaction, and each of Messrs. Mello and Benedetti had three Form 4 filings that were filed tardy, each with respect to one transaction.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The current directors and executive officers of the Company are as follows:

Name	Age	Title
Jason R. Chambers	40	Chairman of the Board
Salvatore Emma, Jr.	58	President, Chief Executive Officer and Director
Marco F. Benedetti	58	Director
Rodd E. Friedman	52	Director
Robert A. Mello	64	Director
Andrei Soran	58	Director
Paul F. Walter, M.D.	81	Director
Derek T. Welch	49	Chief Financial Officer, Treasurer and Secretary

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

Jason R. Chambers.  Mr. Chambers has served as a director of the Company since 2006.  He has served as Chairman of the Board since July 2016.  Mr. Chambers has served as President of Mountain Brook Water, a water bottling and distribution company, from 2002 to present, and from 2001 to present has served as a consultant assisting The Chambers Medical Foundation, a private foundation (the "Foundation"), in assessing medical grant applications. Mr. Chambers was appointed Trustee of the Foundation in 2011.  The Foundation beneficially owns approximately 10% of the Company’s outstanding common stock.  Mr. Chambers holds a Bachelor of Science degree from Vanderbilt University School of Engineering and a Masters of Business Administration degree from Owen Graduate School of Management, Vanderbilt University with a concentration in finance and marketing.  Mr. Chambers is also a Dana-Farber Cancer Institute Hematologic Oncology visiting committee member and a member of Vanderbilt’s School of Engineering Board of Visitors.  Mr. Chambers brings over 15 years of practical business and finance experience as the president of a growing enterprise along with knowledge of and relationships with the medical community through his non-profit activities.

Salvatore Emma, Jr.  Mr. Emma has served as the Company's President, Chief Executive Officer, and director of the Company since April 2013. Mr. Emma served as Vice President and General Manager of the Company's wholly-owned subsidiary, Micron Products, Inc. from 2008 until April 2013 when he was appointed President thereof.  As Vice President and General Manager, Mr. Emma guided efforts in strategy, operations, innovation and continuous improvement to meet the needs of leading multinational corporations and other customers in the medical products, defense, commercial, and consumer markets. Mr. Emma joined Micron Products in 2007 as Director of Information Technology. Prior to joining Micron Products, he was an enterprise information systems consultant from 1995 to 2007. In this role, he led a variety of strategic initiatives including ERP implementation, business intelligence, information systems design, programming, and business systems architecture.  Previously, he served as Corporate Controller at Kervick Enterprises, Inc., an aerospace and orthopedics investment casting and forging manufacturing company.  Mr. Emma holds a B.S. in Business Administration with a minor in Computer Science from Fitchburg State University.

As the only management representative on the Company's Board, Mr. Emma provides an insider's perspective to the Board about operations and strategy of the Company.  In addition, he has experience in many aspects of the Company's business including operations, finance, and information systems.  Mr. Emma also has a long history in the local community. His contacts and relationships in Fitchburg, Massachusetts and surrounding communities allow him to collaborate with local leaders in business and government.

Marco F. Benedetti.  Mr. Benedetti has served as a director since July 2015.  Mr. Benedetti is currently Vice President for Business & Finance and Treasurer of Canisius College, a private college based in western New York with 4,000 full time students and a $100 million annual operating budget. Prior to joining Canisius College in 2013, Mr. Benedetti served nearly ten years at Greatbatch, Inc., a publicly-traded global manufacturer of components for medical devices for a variety of applications. He held a number of senior financial roles there, including Vice President of Finance - Financial Planning and Analysis, Investor Relations and Treasurer. Before that, Mr. Benedetti held senior finance positions at Ashton-Potter, U.S.A. LTD and International Imaging Materials, Inc. Mr. Benedetti is a certified public accountant and began his career at KPMG, LLP. He received a Masters of Business Administration and a Bachelor of Science in Business Administration from the State University of New York at Buffalo.

Mr. Benedetti brings over 30 years of financial and operational experience from medical device manufacturing, technology printing and public auditing. During that time, he built and led global operational, accounting and finance teams, directed strategic planning initiatives, analyzed and supported multiple acquisitions, identified growth and efficiency opportunities, and drove financial results.  His advanced degree in business administration, and finance experience, qualify him to serve as a member of the Company’s Audit Committee.

Rodd E. Friedman.  Mr. Friedman has served as a director of the Company since his appointment on July 21, 2017.  Mr. Friedman is the founder and managing member of REF Securities & Co. (“REF”), a private investment firm.  Mr. Friedman, through REF, has been principally engaged in investing in public and private equities and derivatives since 1991.   Prior to founding REF, Mr. Friedman was employed as an options trader at O’Connor and Associates, a market maker on the American Stock Exchange. Mr. Friedman received a Bachelor of Science in Finance from NYU Stern School of Business.

Mr. Friedman brings a background in finance with over 25 years of experience investing in private and publicly traded companies, including conducting due diligence, analyzing financial statements and assessing strategic options, which qualify him to serve as a director of the Company

Robert A. Mello. Mr. Mello has served as a director since April 2015. Mr. Mello has served as the Vice President and Chief Operating Officer of Advanced Instruments, Inc., a leading supplier of instrumentation for clinical, pharmaceutical, biotechnology and microbiology laboratories around the world, since July 2013. From April 2000 to July 2013, Mr. Mello was employed as Corporate Vice President of IRIS International, Inc. and President of its IRIS Sample Processing division. Iris International is a leading provider of automated urinalysis instrumentation and bench top centrifuge products for use in major medical institutions, commercial laboratories, clinics, doctors' offices and research institutions. From 1988 to 2000, Mr. Mello was an operations executive with bioMerieux, which designs, manufactures and markets medical instruments and consumables, including from 1996 to 2000 as its Vice President of Operations at their Boston Immunodiagnostics facility and Vice President of Disposables Manufacturing-Clinical Microbiology. Prior to joining bioMerieux, Mr. Mello served as Vice President of Operations for Medical & Scientific Designs, Inc., an in-vitro diagnostics company where he was on the founding team in 1983 and as a Senior Technical Support Engineer at Ortho Diagnostics, Inc., a division of Johnson & Johnson. Mr. Mello is affiliated with the Diagnostics Marketing Association (DXMA), American Management Association (AMA), American Production and Inventory Control Society (APICS), and is certified in Production and Inventory Management (CPIM). He received his Management, B.S. degree from Lesley University, and his Electrical Engineering, ASEE degree from Bristol College.

Mr. Mello brings over 35 years of experience in startup and turn around operations for both small entrepreneurial companies and large public corporations in the medical diagnostics industry including instrumentation and consumables. Throughout his career he has directed all aspects of R&D, marketing, sales, manufacturing, engineering, QA/RA, materials, distribution, finance and facilities management. Mr. Mello has broad M&A experience from due diligence through deal negotiation to successful integration.

Andrei Soran.  Mr. Soran has served as a director of the Company since December 8, 2017.  He served as the CEO of Novaseek Research, Inc. (“Novaseek”), since August 2017.  Novaseek is a provider of cloud-based Clinical Data Network for Research (“CDNR”) services.  Before Novaseek, he served from July, 2016 to July, 2017 as the CEO and from April, 2016 to July, 2016 as the President and Chief Operating Officer of Verity Health Systems, a Redwood City, California multi-facility hospital, and healthcare network.  Mr. Soran previously served from July, 2014 to April, 2016 as COO and Executive VP at Tenet Healthcare Corporation’s (“Tenet”) Detroit Medical Center.  He also served from August, 2013 to June, 2014, as president of Tenet’s, Huron Valley-Sinai Hospital, DMC Surgery Hospital.  Prior to Tenet, from April, 2006 to June, 2013, Mr. Soran served as CEO of Framingham, Massachusetts based MetroWest Medical Center, a Vanguard Health Systems facility.  Vanguard was acquired by Tenet in 2013.  Mr. Soran holds a Bachelor degree in Physical Therapy from Tel Aviv University in Israel and a Master’s degree in Business Administration and Management from Boston University-Metropolitan College.

Mr. Soran brings over 20 years of experience in hospital operations, strategy and long-term planning, with the medical and medical device community, as well as in corporate financial and operational restructuring and private equity, making him well suited to serve as a director of the Company.

Paul F. Walter, M.D.  Dr. Walter has served as a director of the Company since its founding in 1982.  He served as Chairman of the Board from July 2015 to July 2016.  Dr. Walter retired from his position as an electrophysiologist and Professor of Medicine at Emory University in 2010, where he served on the faculty since 1980. He specialized in cardiology and clinical electrophysiology.  Dr. Walter started the arrhythmia/electrophysiology service at Emory University in 1980.  He performed clinical research studies in signal averaged electrocardiography when this test was being developed in the 1980s.  He is a graduate of the University of Nebraska, College of Medicine with graduate studies at the University of Michigan.

Dr. Walter has over 35 years' experience on the Company’s Board and brings over 50 years of experience in the medical field and community, particularly as it relates to cardiology.  His experience on the faculty of Emory University and in-depth knowledge and experience as a physician, uniquely position him to provide valuable insights into innovative products in the medical field as well as markets for such products.

Derek T. Welch.  Mr. Welch has served as the Company’s Chief Financial Officer since January 2015.  Mr. Welch was engaged as Corporate Controller of the Company in January 2013 and appointed Secretary of the Company in March 2013. Mr. Welch was

appointed principal financial and accounting officer in September 2013 and was named Chief Financial Officer in January 2015. From September 2010 to December 2012, Mr. Welch served as Assistant Corporate Controller for Alere, Inc., a provider of point-of-care diagnostic and monitoring devices. From February 2007 to September 2010, Mr. Welch was the Assistant Controller of the medical services division of Fresenius Medical Care, a provider of kidney dialysis services. From May 2005 to February 2007, he served as Senior Accounting Manager at Cytyc Corporation (Hologic Inc.), a developer, manufacturer and supplier of diagnostic products, medical imaging systems and surgical products and from December 2002 to May 2005 he served as a Division Controller for Hannaford Supermarkets. Since 2016, he has served on the Board of Trustees of the Sizer School, a North Central Charter Essential School and as a member of the Governance Committee.  Mr. Welch is a certified public accountant and earned his Bachelor’s Degree in Business Administration, with a concentration in accounting, from the University of New Hampshire.

Director Emeritus

E. P. Marinos.  Mr. Marinos served as a director of the Company from 1994 to December 2017 when he was appointed to the non-voting position of Director Emeritus.  He served as Chairman of the Board from 2001 to July 2015.  From 1995 until 1997, he was President and Chief Executive Officer of the Company. Mr. Marinos has been Chief Executive Officer of AMT/EPM Associates, a consulting firm, since 2001.  Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT), an interstate pipeline company, from 1997 until 2001.  He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT's parent company, and President and Chief Executive Officer of Kansas Pipeline Co. a subsidiary of MRS in 1999 and he held those positions until MRS was sold in 2001.   From 2009 to 2012 he served as a director of the Bay Area Houston Ballet & Theatre, a non-profit organization.  Mr. Marinos holds a B.S. in Business Administration with majors in Finance and Accounting from Wayne State University and is a member of the AICPA.

CORPORATE GOVERNANCE

The Board of Directors

The Board of Directors oversees the business affairs of the Company and monitors the performance of management. Currently the number of seats on the Board is seven.  The Company’s By-laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible.

Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2017.  There were fifteen formal Board meetings in person or by teleconference during 2017.  During 2017, all directors then in office attended at least 75% of the meetings of our Board and Board committees on which they served.  Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Director Independence

The Company's common stock is listed on the NYSE American stock exchange. The Board considers the status of its members pursuant to the independence requirements set forth in the NYSE American Company Guide and applicable federal securities laws. Under these requirements, the Board undertakes a review at least annually of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, if any. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. The following current directors, Mr. Chambers, Mr. Benedetti, Mr. Friedman, Mr. Mello, Mr. Soran and Dr. Walter are each “independent” in each case as defined in the NYSE American Company Guide. The members of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and NYSE American listing requirements. The Board bases these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee.  In the event the Chairman of the Board is also the Chief Executive Officer, or is otherwise not an independent director, the independent directors shall designate an independent director to serve as the Lead Director.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of separate Chief Executive Officer and Chairman of the Board of Directors.  Mr. Salvatore Emma, Jr. serves as the Chief Executive Officer and President and is responsible for day-to-day leadership of the Company.  Mr. Jason R. Chambers has served as the Chairman of the Board since June 2, 2016.  The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the Chief Executive

Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.

The Board, either as a whole or through its committees, regularly discusses with management strategic and financial risks and exposures associated with the Company’s annual operating budget, their potential impact on the Company and the steps taken to manage them.  While the Board of Directors is ultimately responsible for risk oversight at the Company, the Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management and the independent registered public accounting firm, the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters.  The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.  The Executive and Finance Committee regularly reviews with management the Company’s financial arrangements, capital structure and strategic opportunities.  The Nominating and Corporate Governance Committee annually reviews the Company’s corporate governance guidelines and is responsible for succession planning.  Finally, the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.

Attendance Policy

All Board members are strongly encouraged to attend each meeting of the Board and committees on which they serve and be prepared to discuss the business presented.  An attendance rate of at least 75% is the minimum acceptable rate of attendance at Board and committee meetings.  A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee.  Directors are strongly encouraged to attend annual meetings. One director then in office attended last year's annual meeting of stockholders.

Committees of the Board of Directors

The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee.  The Audit Committee is presently composed of three members of the Board: Mr. Marco F. Benedetti (Chairman) Mr. Robert A. Mello and Dr. Paul F. Walter. The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes.  The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm.  During fiscal year 2017, the Audit Committee held four meetings. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NYSE American. The Company’s Board of Directors has determined that the Audit Committee has two members, each independent, who qualify as an “audit committee financial expert,” as defined by the rules adopted by the SEC, namely, Mr. Benedetti and Mr. Mello.  The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee.  The current Audit Committee Charter is available on the Company’s web site, namely, http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.

Compensation Committee.  The Compensation Committee is presently composed of three members of the Board: Mr. Robert A. Mello (Chairman), Mr. Andrei Soran and Dr. Paul F. Walter. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s equity-based compensation plans.  The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. During the fiscal year 2017, the Compensation Committee did not hold any separate meetings in 2017. The Board of Directors has determined that each of the members of the Compensation Committee meets the criteria for independence under the applicable listing standards of the NYSE American. The current Compensation Committee Charter is available on the Company’s web site, namely, http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is presently composed of three members of the Board:  Mr. Jason R. Chambers (Chairman), Mr. Marco F. Benedetti and Mr. Rodd E. Friedman.  The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains a set of corporate governance guidelines.  The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate.  During the fiscal year 2017, the Nominating and Corporate Governance Committee held seven meetings. The Board of Directors has determined that each of the members of the Committee meets the criteria for independence under the applicable listing standards of the NYSE American. The current Nominating and Corporate Governance Committee Charter is available on the Company’s web site, http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.

Nominees to the Board of Directors

Mr. Rodd E. Friedman, Mr. Andrei Soran and Mr. Salvatore Emma, Jr., are the Board of Director’s nominees for re-election as Class II directors to the Board of Directors.  See “Information about Directors and Executive Officers” above for information relative to their respective business experience.

The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below.  Although the Board does not have a formal diversity policy, the Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.  These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

In accordance with the Company’s By-laws, for nominations by a stockholder to be properly brought before an annual meeting, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than 90 days nor earlier than the 120th day prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which may include any public filing by the Company with the SEC, of the date of the annual meeting.  For nominations by a stockholder to be properly brought before a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made by the Company.

The notice must set forth information with respect to the stockholder and nominee as specified in Section 3 of Article III of the Company's By-laws.

In addition to the provisions of Section 3 of Article III of the By-laws summarized above, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

The Nominating and Corporate Governance Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.  The Committee will evaluate any director candidates recommended by security holders under the same process.  In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company.  Each Board member is willing to accept correspondence.  Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary.  Electronic submissions of security holder correspondence will not be accepted.  The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company.  The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate Board member.  Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers.  The current Code can be found on the Company’s website at http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.  The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee Report, charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that is engaged as the Company’s independent registered public accounting firm.  The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited consolidated financial statements of the Company for the fiscal year ended December 31, 2017 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T and such other matters as we have deemed to be appropriate.  We have also discussed with the Company’s independent registered public accounting firm matters relating to its independence, and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2017 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

By the Members of the Audit Committee:
Mr. Marco F. Benedetti, Chairman
Mr. Robert A. Mello
Dr. Paul F. Walter

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2017 and 2016, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2017, the Company's Chief Executive Officer, Chief Financial Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2017 whose compensation was in excess of $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Salvatore Emma, Jr., President & CEO	2017	236,142	—	—	—		—	—	—	236,142
	2016	241,313	—	—	25,945	(1)	—	—	—	267,258
Derek T. Welch, Chief Financial Officer, Treasurer and Secretary	2017	161,962	—	—	—		—	—	—	161,962
	2016	156,000	—	—	15,570	(1)	—	—	—	171,570
(1)

Amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Option awards were made on November 30, 2016 with a Black-Scholes value of $1.04 per share. A more detailed discussion of the assumptions used in the valuation of option awards made in fiscal year 2016 may be found in Note 9 of the Notes to the Consolidated Financial Statements in the Company’s Form 10-K for the year ended December 31, 2017.

(2)

Includes perquisites based on the aggregate incremental cost to the Company unless the amount of such compensation is less than $10,000, gross-ups or other amounts reimbursed during the year for payment of taxes; accrued severance payments; contributions to defined contribution plans and the dollar value of insurance premiums paid by the Company with respect to life insurance for the benefit of the Named Executive Officer.

Employment Agreements

On December 28, 2016, the Board of Directors entered into an at-will employment agreement with Mr. Salvatore Emma, Jr., pursuant to which Mr. Emma will continue to be employed as the President and Chief Executive Officer of the Company and its wholly-owned subsidiaries commencing as of January 1, 2017 and continuing thereafter unless terminated by the Company with or without cause, pursuant to the terms of the agreement.  The agreement replaced a prior two-year agreement entered into in January 2015.  Pursuant to the agreement, Mr. Emma will be entitled to a base salary at the annualized rate of $247,500, shall be eligible for compensation under the Executive Incentive Plan adopted in 2016 and to participate in the Company’s other benefit plans.  The agreement contains certain change in control provisions providing for payment equivalent to two years of base salary at the rate then in effect and confidentiality, non-compete and non-solicitation restrictions.

On December 28, 2016, the Board of Directors entered into an at-will employment agreement with Mr. Derek T. Welch, pursuant to which Mr. Welch will continue to be employed as the Chief Financial Officer and Secretary of the Company and its wholly-owned subsidiary, Micron Products, Inc. commencing as of January 1, 2017 and continuing thereafter unless terminated by the Company with or without cause, pursuant to the terms of the agreement.  The agreement replaced a prior two-year agreement entered into in January 2015.  Pursuant to the agreement, Mr. Welch will be entitled to a base salary at the annualized rate of $170,000, shall be eligible for compensation under the Executive Incentive Plan adopted in 2016 and to participate in the Company’s other benefit plans.  The agreement contains certain change in control provisions providing for payment equivalent to two years of base salary at the rate then in effect and confidentiality, non-compete and non-solicitation restrictions.

Executive Incentive Plan

On November 30, 2016, the Board of Directors, based on the recommendation of the Compensation Committee, approved an Executive Incentive Plan (the “EIP”).  The EIP established cash and equity incentive awards that may be earned by executives approved for participation in the EIP, including the Named Executive Officers of the Company (each, an “Executive”), based on the Company’s achievement of certain corporate performance metrics during the Company’s fiscal year.  Any bonuses will be paid, if at all, from a bonus pool consisting of 10% of the Company’s net income before bonus, excluding certain extraordinary items in accordance with the budget approved by the Board.  The payout of the bonus pool shall be measured 90% on net income and the remaining 10% will be determined by the Board in its discretion.  In order for the pool to be funded, actual revenue must equal or exceed 90% of budgeted revenue.  Funding of the pool is scaled relative to the extent of achievement of the plan as follows:

% Plan Achievement	% Target Amount Funded
<90%	0%
>90% but <100%	90%
100%	100%
105%	110%
110%	120%
115%	130%
120%	140%
125%	150%
>125%	150%

Bonuses will be established for each Executive based on position level and will be typically expressed as a percentage of the Executive’s annual base salary rate as of the last day of the applicable fiscal year.  Annual base salary does not include other forms of compensation (such as, without limitation, bonus payments, long-term incentives, overtime compensation, stock based compensation and other variable compensation).  Awards under the EIP may also be a specified fixed dollar amount.

Awards shall be comprised of cash and equity.  Awards, and the split between cash and equity, for other Executives shall be determined by the Compensation Committee.  Awards will be payable in the form of equity may take the form of stock options or restricted stock units at the discretion of the Executive, or other forms of stock based compensation in accordance with the Company’s 2010 Equity Incentive Plan.  Stock awards may also be in the form of stock grants at the sole discretion of the Board and in accordance with the 2010 Equity Incentive Plan.

The EIP also contains a long-term incentive plan (LTIP) to reward Executives for achievement of the Company’s strategic objectives that lead to maximization of shareholder value by continual growth of earnings per share (EPS).  EPS targets shall be determined annually by the Board.  In the event targeted EPS growth has been achieved, an equity award equal to one times the current year equity portion of the EIP, if awarded, or as otherwise determined by the Board shall be awarded in the form of stock-based compensation in accordance with the Company’s 2010 Equity Incentive Plan.

For the year ended December 31, 2017 no incentive awards were paid or are payable.

Outstanding Equity Awards at Fiscal Year End, December 31, 2017

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Salvatore Emma Jr.	10,000	(1)	—		—	9.86	5/19/2021	—	—	—	—
	4,000	(2)	—		—	5.73	6/3/2021	—	—	—	—
	12,000	(3)	—		—	2.58	4/2/2023	—	—	—	—
	6,000	(4)	9,000	(4)		7.74	1/20/2025	—	—	—	—
	8,333	(5)	16,667	(5)		4.02	11/30/2026	—	—	—	—
Derek T. Welch	8,000	(6)	2,000	(6)	—	3.67	12/15/2023	—	—	—	—
	4,000	(7)	6,000	(7)	—	7.74	1/20/2025	—	—	—	—
	5,000	(8)	10,000	(8)	—	4.02	11/30/2026	—	—	—	—

(1)	Exercisable as to 2,000 shares on 5/19/2012 and each anniversary until all 10,000 options are exercisable.
(2)	Exercisable as to 2,000 shares on 6/3/2012 and each anniversary until all 10,000 options are exercisable. In 2014, 6,000 options were exercised.
(3)	Exercisable as to 3,000 shares on 4/1/2014 and each anniversary until all 15,000 options are exercisable. In 2014, 3,000 options were exercised.
(4)	Exercisable as to 3,000 shares on 1/20/2016 and each anniversary until all 15,000 options are exercisable.
(5)	Exercisable as to 8,333 shares on 11/30/2017 and each anniversary until all 25,000 options are exercisable.
(6)	Exercisable as to 2,000 shares on 12/15/2014 and each anniversary until all 10,000 options are exercisable.
(7)	Exercisable as to 2,000 shares on 1/20/2016 and each anniversary until all 10,000 options are exercisable.
(8)	Exercisable as to 5,000 shares on 11/30/2017 and each anniversary until all 15,000 options are exercisable.

Employee Benefit Plans

The Company sponsors an Employee Savings and Investment Plan under Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company.  Employees can contribute up to 90% of their eligible compensation to the maximum allowable by the IRS.  The Company’s matching contributions are at the discretion of the Company.  The Company’s matching contributions in 2017 and 2016 were $42,215 and $41,072, respectively.

Equity Incentive Plan

On March 10, 2010, the Company's Board of Directors adopted the Company’s 2010 Equity Incentive Plan (the “2010 Plan”) upon the recommendation of the Compensation Committee which was approved by stockholders at the 2010 Annual Meeting. The 2010 Plan authorizes the issuance of an aggregate of 500,000 shares. The 2010 Plan provides the Company flexibility to award a mix of stock options, equity incentive grants, performance awards and other types of stock-based compensation.

Director Compensation

For fiscal year 2017 each non-employee director was entitled to receive annual compensation of $30,000 in either cash or the cash equivalent in shares of the Company’s common stock or a combination thereof.  Additionally, the Chairman of the Board received a pro rata portion of an additional $5,000 and the chairman of the audit committee received a pro rata portion of an additional $4,000. Directors who are full time employees receive no compensation for serving as directors.  Our non-employee directors who were serving in such capacity in 2017 received the following fees for the year ended December 31, 2017:

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Jason R. Chambers	21,875		13,125	—	—	—	—	35,000
Marco F. Benedetti	16,159		16,159	—	—	—	—	32,318
Rodd E. Friedman	—	(4)	—	—	—	—	—	—
E.P. Marinos	19,316		10,490	—	—	—	—	29,806
Robert A. Mello	—		30,000	—	—	—	—	30,000
Andrei Soran	1,957		—	—	—	—	—	1,957
Paul F. Walter, M.D.	18,750		11,250	—	—	—	—	30,000

(1)	Includes amounts earned from the annual retainer and chairperson fees, prorated for partial year service as appropriate.
(2)

Represents the aggregate grant date fair value computed in accordance with ASC Topic 718 for awards of stock granted under our 2010 Equity Incentive Plan during 2017.  We calculated the estimated fair value of the stock awards using the closing price per share of our common stock on the grant date.

(3)

No stock options were awarded to non-employee Directors in 2017.  As of December 31, 2017, each Director held the following number of outstanding options to purchase the Company’s common stock:  Mr. Chambers held 27,500 options; Mr. Benedetti held 7,500 options;  Mr. Friedman did not hold any options; Mr. Marinos held 27,500 options; Mr. Mello held 7,500 options; Mr. Soran did not hold any options and Dr. Walter held 27,500 options.

(4)	Mr. Friedman irrevocably waived his right to director fees for services in 2017.

Compensation Committee Procedures

The following information relating to the Compensation Committee is not soliciting material and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s equity based compensation plans including the 2010 Equity Incentive Plan and the Executive Incentive Plan.

The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives.  By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s executives.  All decisions of the Committee relating to compensation of the President and Chief Executive Officer and the Chief Financial Officer are reviewed and approved by the non-employee Directors.

The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders.  The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards based on each person’s individual performance and  the Company’s overall financial performance and growth during the prior year by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

Compensation for the Company’s Named Executive Officers consists of three major components: base salary; annual cash bonus and equity awards which are determined based on individual performance and the Company's performance as outlined in the Company’s EIP; and long-term equity based incentive awards, typically in the form of stock options. The Company entered into employment agreements in December 2016, replacing employment agreements entered into in January 2015, with the Company's CEO and Chief Financial Officer, respectively. Each agreement provides that the executive officer shall be eligible to participate in the EIP adopted in November 2016 based on the Company’s achievement of certain corporate performance metrics during the 2017 fiscal year.  See "Employment Agreements" and “Executive Incentive Plan” above.

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions since the beginning of the last fiscal year required to be reported pursuant to Item 404 of Regulation S-K.

AUDIT FEES SUMMARY

Fees billed by Wolf & Company, P.C. (“Wolf”) for services rendered in connection with the fiscal year ended December 31, 2017 and 2016 are set forth below. All fees earned by Wolf were pre-approved by the Audit Committee.

	2017	2016
Audit fees	$153,000	$149,400
Audit-related fees	—	2,600
Tax fees	—	—
All other fees	—	—

Audit Fees

Audit fees billed by Wolf for 2017 consist of fees for the audit of the Company’s financial statements for the fiscal year ended December 31, 2017, and the review of the interim financial statements in the Company’s quarterly reports for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017. Audit fees billed by Wolf for 2016 consist of fees for the audit of the Company’s financial statements for the fiscal year ended December 31, 2016, and the review of the interim financial statements in the Company’s quarterly report for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016.

Audit-Related Fees

There were no audit-related fees billed by Wolf for 2017.  Audit-related fees billed by Wolf for 2016 consist of fees for assistance provided to management on the accounting for subordinated debt and warrant modifications.

Tax Fees

There were no tax fees billed by Wolf in 2017 or 2016.

All Other Fees

There were no other fees billed by Wolf for 2017 or 2016.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL  1

ELECTION OF DIRECTORS

The Company’s By-laws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors.  The By-laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of seven members, namely, Mr. Jason R. Chambers and Mr. Robert A. Mello (Class I with terms expiring at the 2020 Annual Meeting); Mr. Rodd E. Friedman, Mr. Andrei Soran and Mr. Salvatore Emma, Jr. (Class II with terms expiring at the 2018 Annual Meeting) and Mr. Marco F. Benedetti and Dr. Paul F. Walter (Class III with terms expiring at the 2019 Annual Meeting).

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has concluded that the nomination and re-election of Mr. Rodd E. Friedman, Mr. Andrei Soran and Mr. Salvatore Emma, Jr.  as Class II directors is in the best interests of the Company and recommends stockholder approval of the re-election of such persons, each for a three-year term (expiring at the 2021 Annual Meeting) and until their respective successors have been duly elected and shall qualify.

The remaining directors are expected to continue to serve in their positions for the remainder of their terms. Biographical information concerning Mr. Friedman, Mr. Soran and Mr. Emma, as well as the other Company directors, can be found under “Information About Directors and Executive Officers” above.

Each of the nominees has consented to being named in this Proxy Statement and to serve his respective term if elected.  If a nominee should for any reason become unavailable for election, the Board may nominate a substitute nominee. If you have submitted a proxy and a substitute nominee is selected, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute nominee designated by the Board of Directors. Alternatively, if the Board does not select a substitute nominee, the proxy may vote only for the remaining nominees, leaving a vacancy on the Board that may be filled at a later date by the Board in accordance with the By-laws of the Company. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

The persons named in the proxy will vote FOR each such nominee, except where authority has been withheld as to the nominee.

Recommendation and Vote

The election of directors shall be determined by a plurality of the votes cast by the stockholders.

The Board of Directors recommends that stockholders vote FOR the nominees for re-election to the Board of Directors of the Company.

PROPOSAL  2

APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as "say-on-pay"). The Company conducts say-on-pay votes on an annual basis. Stockholders will be asked again in 2019 how frequently the Company should seek an advisory vote on the compensation of the Company's Named Executive Officers. Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the compensation for the Company's Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables in this Proxy Statement, is hereby approved.”

This vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation and Vote

The approval of the executive compensation programs for the Named Executive Officers requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors unanimously recommends a vote FOR approval of the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL  3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged Wolf & Company, P.C. (“Wolf”) to serve as the Company's independent registered public accounting firm in connection with the audit for the fiscal year ended December 31, 2017 and the review of the Company's financial statements for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018. Wolf has served as the Company's registered public accounting firm since October 15, 2013.

Although ratification is not required, the Board is submitting the selection of Wolf to its stockholders for ratification as a matter of good corporate practice. If the selection is not ratified by stockholders, the Audit Committee will consider the results in connection with its selection of auditors for the balance of 2018. Notwithstanding the ratification of the selection, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the Company's best interest and the best interest of its stockholders.

The Audit Committee, prior to engaging Wolf, considered the qualifications of that firm, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

The Company has been informed that neither Wolf nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.  The Company does not expect a representative of Wolf to be present at the Annual Meeting.

Recommendation and Vote

To be approved, the ratification of the appointment of Wolf requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

PROPOSAL  4

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If, at the Annual Meeting, the number of shares of common stock, present in person or by proxy, is insufficient to constitute a quorum or the number or shares of common stock voting in favor is insufficient to approve any of the proposals, management may determine to move to adjourn the Annual Meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies.  In that event, we will ask our stockholders to vote only upon the adjournment proposal and not the remaining proposals.

Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the Annual Meeting without a vote on the matter and seek to convince the holders of those shares to change their votes in favor of the proposals.

Generally, if the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the Annual Meeting of the place, date and time to which the meeting is adjourned.  However, the Company’s By-laws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Recommendation and Vote

To be approved, the adjournment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter, whether or not a quorum is present.

The Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the Annual Meeting of stockholders to allow time for the further solicitation of proxies.

ADDITIONAL INFORMATION

Stockholder Proposals and Submissions

A proposal by a stockholder intended for inclusion in our proxy materials for the 2019 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act must be received no later than December 15, 2018. This requirement is separate from the SEC’s other requirements that must be met to have a stockholder proposal included in the Company's proxy statement. In addition, this requirement is independent of certain other notice requirements of the Company's By-laws as described below. All stockholder proposals and notices should be submitted to the Company at 25 Sawyer Passway, Fitchburg, MA 01420 Attn: Corporate Secretary.

Stockholder proposals intended to be submitted at the 2019 annual meeting of stockholders outside the framework of Rule 14a-8 (including nominating persons for election as directors) must be received by the Company, in writing, at the above address no earlier than January 25, 2019 and no later than February 24, 2019 (subject to adjustment as described in the By-laws) to be considered timely under the advance notice provisions of the Company’s By-laws and in order to be considered for such inclusion.

A copy of the relevant By-law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.”  This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing.  Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures,” specifically are not incorporated by reference into any other filings with the SEC.  In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual report or Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of Proxy Materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may “household” our proxy materials.  In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials, please notify your broker and the Company's Secretary in writing at 25 Sawyer Passway, Fitchburg, MA 01420 or by telephone at (978) 345-5000.  You can also obtain a copy at www.CSTPROXY.COM/MICRONSOLUTIONSINC/2018. The Company will promptly deliver, without charge, an additional copy of any such proxy statement and annual report or Notice of Internet Availability upon request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

Other Proposed Action

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting.  If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors,
MICRON SOLUTIONS, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary

Fitchburg, Massachusetts

April 13, 2018

APPENDIX I

MICRON SOLUTIONS, INC.

This proxy is solicited by the Board of Directors

for the Annual Meeting of Stockholders to be held on

May 24, 2018

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 13, 2018, and hereby appoints Ms. Ann Mangold and Mr. Derek T. Welch, or either of them, proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Micron Solutions, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at the Micron Solutions, Inc. corporate headquarters, 25 Sawyer Passway, Fitchburg, Massachusetts on May 24, 2018 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.  To re-elect three Class II directors to hold office for three years until the 2021 annual meeting and until their successors are duly elected and qualified.

☐	VOTE FOR ALL NOMINEES	or	☐	VOTE WITHHELD FOR THE NOMINEES
☐	VOTE FOR ALL NOMINEES except as noted below

Nominee Exceptions(s):

Mr. Rodd E. Friedman                    Mr. Andrei Soran                   Mr. Salvatore Emma, Jr.

2.  To approve a non-binding advisory vote on executive compensation.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

3.  To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

4.  Authorization to adjourn the Annual Meeting.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

5.  Other Matters

In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

The Board of Directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

PLEASE SIGN AND DATE.
Dated _________________, 2018

Signature

Printed Name

Signature

Printed Name

(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES